TRANSAMERICA VARIABLE FUNDS

Issued by

TRANSAMERICA FINANICAL LIFE INSURANCE COMPANY

Supplement dated July 29, 2024

To the

Prospectus dated May 1, 2024

Effective on or about August 30, 2024 based on changes to the underlying portfolios, the Appendix—Portfolio Companies Available Under the Contract is revised to reflect the following change to Transamerica Small Cap Value:

Current Portfolio Investment Advisor	New Investment Advisor
Peregrine Capital Management, LLC	Systematic Financial Management, L.P.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.